UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2013 (October 25, 2013)

RADIATION THERAPY SERVICES HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)

333-170812	26-1747745
(Commission File Number)	(I.R.S. Employer Identification No.)

2270 Colonial Boulevard Fort Myers, Florida	33907
(Address of Principal Executive Offices)	(Zip Code)

(239) 931-7275
(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On October 25, 2013, Radiation Therapy Services, Inc. (“RTS”), a wholly owned subsidiary of Radiation Therapy Services Holdings, Inc. (the “Company”) entered into an Amended and Restated Indenture (the “Indenture”) of OnCure Holdings, Inc. (“OnCure”), with OnCure, as issuer, the subsidiaries of OnCure named therein, as guarantors (the “OnCure Guarantors”), the Company, RTS and the subsidiaries of RTS named therein, as guarantors (the “RTS Guarantors”) and Wilmington Trust, National Association, as trustee and collateral agent.  A total aggregate principal amount of $82.5 million of 11¾% Senior Secured Notes due 2017 was issued pursuant to the Indenture (the “Notes”), of which $7.5 million is subject to escrow arrangements and will be released to holders upon satisfaction of certain conditions.

The Notes are senior secured obligations of OnCure and the OnCure Guarantors and senior unsecured obligations of the Company, RTS and the other RTS Guarantors.

The Notes will mature on January 15, 2017 and bear interest at a rate of 11¾% per annum.  Interest is payable on the Notes on each January 15 and July 15, commencing July 15, 2014.  OnCure may redeem some or all of the Notes at any time prior to September 30, 2015 at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest, if any, and an applicable make-whole premium.  On or after September 30, 2015, OnCure may redeem some or all of the Notes at redemption prices set forth in the Indenture. In addition, at any time prior to September 30, 2015, OnCure may redeem up to 35% of the aggregate principal amount of the Notes, at a specified redemption price with the net cash proceeds of certain equity offerings.

The Indenture contains covenants that, among other things, restrict the ability of OnCure, certain of its subsidiaries, the Company, RTS and certain of its subsidiaries to: incur, assume or guarantee additional indebtedness; pay dividends or redeem or repurchase capital stock; make other restricted payments; incur liens; redeem debt that is junior in right of payment to the Notes; sell or otherwise dispose of assets, including capital stock of subsidiaries; enter into mergers or consolidations; and enter into transactions with affiliates. These covenants are subject to a number of important exceptions and qualifications. In addition, in certain circumstances, if OnCure or RTS sell assets or experience certain changes of control, they must offer to purchase the Notes.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency.  These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

The foregoing description of the Indenture is qualified in its entirety be reference to the Indenture, a copy of which is attached hereto as Exhibit 4.1 and incorporated into this Item 1.01 by reference.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On October 25, 2013, RTS completed its previously announced acquisition (the “Acquisition”) of all of the outstanding shares of the reorganized OnCure upon the effectiveness of OnCure’s plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code for $42.5 million in cash (subject to working capital and certain expense adjustments) and the guarantee of the $82.5 million aggregate principal amount of Notes (of which $7.5 million will be subject to escrow arrangements and released to holders upon satisfaction of certain conditions), pursuant to the terms of the Investment Agreement (the “Investment Agreement”) dated as of June 22, 2013 between RTS and OnCure.

The foregoing description of the Acquisition and the Investment Agreement and the transactions contemplated thereby contained herein is qualified in its entirety by reference to the Investment Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated into this Item 2.01 by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Indenture and the Notes included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01                                           Other Events.

On October 25, 2013, the Company issued a press release announcing the completion of the acquisition of OnCure, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “forecast” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future plans, expectations and objectives.  These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including, but not limited to reductions in Medicare reimbursement, healthcare reform, decreases in payments by managed care organizations and other commercial payers and other risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission.  Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this release, unless required by law.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)                                 Pro Forma Financial Information

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)                                 Exhibits.

Exhibit Number	Description

2.1

Investment Agreement, dated as of June 22, 2013, among Radiation Therapy Services, Inc. and OnCure Holdings, Inc. (incorporated by reference to Exhibit 2.1 to Radiation Therapy Services Holdings, Inc.’s Current Report on Form 8-K filed on June 26, 2013).*

4.1

Indenture, dated as of October 25, 2013, by and among OnCure Holdings, Inc., its subsidiaries named therein, Radiation Therapy Services Holdings, Inc., Radiation Therapy Services, Inc. and its subsidiaries named therein and Wilmington Trust, National Association, as trustee and collateral agent.

99.1	Press Release, dated October 25, 2013.

*Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIATION THERAPY SERVICES HOLDINGS, INC.

Date: October 30, 2013	By:	/s/ Bryan J. Carey
		Name:	Bryan J. Carey
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Investment Agreement, dated as of June 22, 2013, among Radiation Therapy Services, Inc. and OnCure Holdings, Inc. (incorporated by reference to Exhibit 2.1 to Radiation Therapy Services Holdings, Inc.’s Current Report on Form 8-K filed on June 26, 2013).*

4.1

Indenture, dated as of October 25, 2013, by and among OnCure Holdings, Inc., its subsidiaries named therein, Radiation Therapy Services Holdings, Inc., Radiation Therapy Services, Inc. and its subsidiaries named therein and Wilmington Trust, National Association, as trustee and collateral agent.

99.1	Press Release, dated October 25, 2013.

*Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.